Interests in Other Entities	12 Months Ended
Dec. 31, 2023
Interests in Other Entities [Abstract]
Interests in other entities

27. Interests in other entities

Acquisitions during the current year

Simulus acquisition

On March 3, 2023, Lifezone Asia-Pacific Pty Ltd, signed a share sale agreement with the vendors of Simulus, a leading hydrometallurgical laboratory and engineering company located in Perth, Australia.

The acquisition of Simulus was driven by a strategic rationale and because Lifezone estimated that it would have taken years to build a comparable team with the right experience, create the corresponding laboratory setup, design, purchase and build the lab equipment and get it licensed. Simulus was Lifezone’s metallurgical laboratory of choice for years and the Simulus team have supported a number of studies and test work for the Kabanga Nickel and other projects, via numerous batch, pilot and engineering work.

Consequently, Lifezone acquired Simulus instead of building something similar over the years. To do so, Lifezone had to pay a premium to the shareholders of Simulus to convince them to sell. Lifezone had confidence in the capability of the laboratory as Lifezone had a long-standing commercial relationship with Simulus.

Lifezone has had contracts with Simulus since 2010 and Simulus was Lifezone’s preferred laboratory and process design engineer. The acquisition allows Lifezone to shorten testing times, providing guaranteed capacity when Lifezone requires such and helps Lifezone control external costs and advance its research and development initiatives.

The transaction formally closed on July 18, 2023, for a total purchase consideration of $14.53 million comprising of a $1.0 million deposit paid on March 27, 2023, a cash consideration of $7.5 million paid on closing and 500,000 shares in Lifezone, fair valued at $12.06 per share, in exchange for 100% ownership of Simulus. The vendors were restricted from disposing of, transferring, or assigning their consideration shares for a period of six months from the completion of the Simulus acquisition. Transaction costs associated with this acquisition largely related to internal costs, external costs which were incurred were not material.

Simulus property, plant, and equipment acquired have been independently fair valued under IFRS 13 - Fair Value Measurement, using the replacement cost method as the valuation technique. This valuation method has been selected due to the nature of the specialized, modified property, plant and equipment installed by Simulus over the years of operation. The replacement cost approach reflects the amount that would be required to replace or substitute an asset with similar service capacity.

Management, with the assistance of an independent valuation specialist, have assessed that no identifiable intangible assets existed, as a result of the Simulus acquisition, that met either of the following 1) separability criterion and are able to be independently valued, or 2) contractual-legal criterion and able to be independently valued. Based on this management concluded that the fair value of the intangible assets acquired was de minimis (i.e., no independent value existed). Given the de minimis value, any intangible assets that may exist are not required to be recorded and classified outside of goodwill. Management also determined that recording and classifying a de minimis amount of intangible assets within goodwill would not cause the financial statements to be misleading and/or cause a reasonable user of the financial statements to arrive at a different conclusion.

USD	000’s
Assets acquired
Cash	427
Trade debtors	260
Prepayments	406
Property, plant and equipment (revalued)	4,926
Total assets acquired	6,019
Liabilities assumed
Trade creditors	(474)
Total liabilities assumed	(474)
Working capital adjustment	(35)
Total identifiable net assets at fair value	5,510
Consideration
Cash deposit (paid March 27, 2023)	1,000
Cash on completion (paid July 18, 2023)	7,500
Issue of shares in Lifezone Metals Limited	6,030
14,530
Goodwill arising on acquisition	9,020

Net cash flow resulting from the acquisition of Simulus Group amounted to $8.07 million, representing cash consideration paid by Lifezone Asia Pacific amounting to $8.5 million and cash balance of the acquired entity amounting to $427 thousand.

Goodwill arising from the transaction comprises future economic benefits and expected synergies from combining the operations of Simulus as an established operating and licensed laboratory, that has the technical expertise Lifezone requires that would otherwise require time and additional resources to establish. Goodwill is not amortized but is tested for impairment at the end of each annual reporting period, and more frequently if any impairment triggers are identified.

Revenue attributable to Simulus Group’s operation post-acquisition amounted to $663.7 thousand. As at 31 December 2023, net loss incurred by Lifezone attributable to the acquired entity amounted to $1.4 million.

Acquisitions during the previous year

On January 13, 2022, Lifezone Limited acquired Lifezone Asia-Pacific Pty Ltd (formerly Metprotech Pacific Pty Ltd) from related parties Keith and Jane Shelagh Liddell under a share purchase agreement for $7,591.